SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SunPower Corporation

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NOTICE OF THE 2006 ANNUAL MEETING OF STOCKHOLDERS

TO ALL SUNPOWER STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2006 annual meeting of stockholders (“Annual Meeting”) of SunPower Corporation, a Delaware corporation, will be held on:

Date:	Thursday, May 4, 2006

Time:	12:00 Noon Pacific Daylight Time

Place:	198 Champion Court, San Jose, California 95134

Items of Business:

1.      The election of five directors to serve on our board of directors (the “Board”) for fiscal year 2006;

2.      The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year 2006;

3.      The approval of an amendment to our 2005 Stock Incentive Plan to increase by 250,000 the number of class A shares of common stock reserved for issuance under the plan; and

4.      To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. All stockholders are cordially invited to attend the Annual Meeting in person. Only stockholders of record at the close of business on March 10, 2006 (“Record Date”) are entitled to receive notice of, and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Any registered stockholder in attendance at the Annual Meeting and entitled to vote may do so in person even if such stockholder returned a proxy.

FOR THE BOARD OF DIRECTORS

/s/ Emmanuel T. Hernandez

Emmanuel T. Hernandez
Corporate Secretary

San Jose, California

April 5, 2006

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE PROXY CARD. ANY ONE OF THESE METHODS WILL ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED TO THE PROXY CARD ENVELOPE IF MAILED IN THE UNITED STATES.

SUNPOWER CORPORATION

PROXY STATEMENT FOR

2006 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of SunPower Corporation, a Delaware corporation, for use at our first annual meeting of stockholders to be held on May 4, 2006, or at any adjournment(s), continuation(s), or postponement(s) of the meeting (“Annual Meeting”).

We use a number of abbreviations in this proxy statement. We refer to SunPower Corporation as “SunPower,” “Company,” or “we,” “us,” or “our.” The term “proxy solicitation materials” includes this proxy statement, as well as the enclosed proxy card. References to “fiscal 2005” means our 2005 fiscal year, which began on January 3, 2005, and ended on January 1, 2006.

Our principal executive offices are currently located at 430 Indio Way, Sunnyvale, California 94085. Our telephone number is (408) 991-0900. Effective April 15, 2006, our new address will be 3939 North First Street, San Jose, California 95134.

These proxy solicitation materials were mailed on or about April 7, 2006, to all stockholders entitled to vote at the Annual Meeting.

Record Date and Shares Outstanding

Stockholders who owned shares of our common stock at the close of business on March 10, 2006, referred to as the Record Date, are entitled to notice of, and to vote at the Annual Meeting. On the Record Date, we had 61,167,394 shares of common stock outstanding. Our shares of common stock are divided into class A and class B.

Classes of Common Stock	Number of Shares	Ownership
Common A—Non Affiliates	9,109,107	14.9%
Common A—Affiliates	25,000	0.0%
Common B (1)	52,033,287	85.1%
Total	61,167,394	100.0%

(1)	As of the Record Date, Cypress Semiconductor Corporation held beneficial ownership of 52,033,287 shares of class B common stock of SunPower Corporation. The amount of shares owned by Cypress represents 85.1% beneficial ownership and 97.9% voting rights because our class B common stock is entitled to eight votes per share while our class A common stock, which is held by all stockholders other than Cypress, is entitled to one vote per share.

Voting

Each holder of shares of class A common stock is entitled to one vote for each share of class A common stock held as of the Record Date, and each holder of shares of class B common stock is entitled to eight votes for each share of class B common stock held as of the Record Date. The class A common stock and class B common stock are voting as a single class on all matters described in these proxy solicitation materials. Cumulation of votes is not permitted under our bylaws.

Most stockholders of SunPower hold their shares through a stockbroker, a bank or other nominee rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those beneficially owned.

Stockholder of Record. If your shares are registered directly in your name with SunPower’s transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you directly by SunPower.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee (also known as shares registered in “street name”), you are considered the beneficial owner of such shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote your shares and you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting. Your broker or nominee will enclose a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

How To Vote

If you hold shares directly as a stockholder of record, you can vote in one of the following three ways:

(1) Indicate your vote on each proxy card you receive, then sign, date and return it in the prepaid envelope.

(2) Vote through the Internet or telephone voting system more fully described on your proxy card.

(3) Vote in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification and your holding of SunPower stock as of the Record Date.

If you hold shares beneficially in street name, you may submit your voting instructions in the manner prescribed by your broker or nominee. Shares registered in street name may be voted in person by you only if you obtain a signed proxy from the broker who holds your shares, giving you the right to vote the shares. You may contact your broker, bank or other nominee to obtain a proxy card, bring it with you and vote your shares at the Annual Meeting.

Even if you plan to attend the Annual Meeting, SunPower recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Quorum

A quorum, which is a majority of the outstanding shares as of the Record Date, is required to be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting, if you vote your shares by telephone or over the Internet, or if you submit a properly executed proxy card. Votes against a particular proposal will be counted both to determine the presence or absence of a quorum and to determine whether the requisite majority of voting shares has been obtained.

All shares owned by you of record as of the close of business on the Record Date may be voted. You may cast one vote per share of class A common stock and eight votes for each class B common stock with respect to each proposal.

Votes Required

Election of a director requires the affirmative vote of the holders of a plurality of votes represented by the shares present in person or represented by proxy at a meeting at which a quorum is present. The five persons receiving the greatest number of votes at the Annual Meeting shall be elected as directors. The affirmative vote of a majority of the votes represented by shares present in person or by proxy at the Annual Meeting and actually voting on such proposals is required to approve Proposal Two—the ratification of the appointment of our independent registered public accounting firm, and Proposal 3—the amendment of our 2005 Stock Incentive Plan.

Treatment of Broker Non-Votes; Abstentions

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker “non-votes” and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained. As a result, broker “non-votes” are not included in the tabulation of the voting results on any issues requiring the approval of a majority of the shares of common stock present and entitled to vote and, therefore, do not have the effect of votes in opposition to such proposals. With respect to Proposals Two and Three which require the affirmative vote of a majority of the common stock present and entitled to vote, broker “non-votes” have no effect. Because abstentions will be included in tabulations of the shares of common stock entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as negative votes on Proposals Two and Three. With respect to Proposal One, election of a director requires the affirmative vote of the holders of a plurality of the shares present, so the five persons receiving the greatest number of votes at the Annual Meeting will be elected as directors. Since only affirmative votes count for this purpose, neither broker “non-votes” nor abstentions will affect the outcome of the voting on Proposal One.

How Your Proxy Will Be Voted

If you complete and submit your proxy, the shares represented by your proxy will be voted at the Annual Meeting in accordance with your instructions. If you submit your proxy card by mail, but do not fill out the voting instructions on the proxy card, the shares represented by your proxy will be voted in favor of Proposals 1, 2, and 3. In addition, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as directed by the Board. We have not received notice of any other matters that may properly be presented at the Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time prior to the date of the Annual Meeting by: (1) submitting a later-dated vote, in person at the Annual Meeting, via the Internet, by telephone, or by mail; or (2) delivering instructions to us at 3939 North First Street, San Jose, California 95134 to the attention of Emmanuel Hernandez, Corporate Secretary. Any notice of revocation sent to us must include the stockholder’s name and must be received prior to the Annual Meeting to be effective. Your attendance at the Annual Meeting after having executed and delivered a valid proxy card will not in and of itself constitute a revocation of your proxy. If you intend to revoke your proxy by voting in person at the Annual Meeting, you will be required to give oral notice of your intention to do so to the Inspector of Elections at the Annual Meeting. If your shares are held in “street name,” you should follow the directions provided by your broker, bank or other nominee regarding how to revoke your proxy.

Solicitation of Proxies

We will pay for the cost of this proxy solicitation. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited personally or by telephone, telegram, or facsimile by certain of our directors, officers, and regular employees, without additional compensation.

Submission of Stockholder Proposal for the Next Annual Meeting

As a SunPower stockholder, you may submit a proposal, including director nominations, for consideration at future annual meetings of stockholders.

Stockholders Proposals: For stockholder proposals to be considered for inclusion in our 2007 proxy statement, the written proposal must be received by our Corporate Secretary, at our corporate offices at 3939 North First Street, San Jose, California 95134 no later than December 5, 2006. The corporation has discretionary power to consider stockholder proposals submitted after December 5, 2006, but no later than February 18, 2007. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy solicitation materials for the next annual meeting. Such proposals will also need to comply with SEC regulations, such as Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in any company-sponsored proxy material.

Nomination of Director Candidates: A stockholder may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Such nominations should be directed to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, SunPower Corporation, 3939 North First Street, San Jose, California 95134. In addition, the stockholder must give notice to the Corporate Secretary, and such notice must be received within the time period described above under “Stockholder Proposals.” Any such proposal should include the following:

(1) nominee’s name, age, nationality, business and residential address;

(2) nominee’s principal occupation and employment;

(3) the class and number of shares of stock owned beneficially or of record by nominee; and

(4) any other information required to be disclosed in the proxy statement.

The stockholder’s notice must also include the following information for the stockholder giving the notice and the beneficial holder, if any, on whose behalf the nomination or proposal is being made:

(1) their names and addresses;

(2) the class and number of shares of stock owned beneficially and of record by them;

(3) a description of any arrangements or understandings between them and each proposed nominee and any other persons (including their names) pursuant to which the nominations are being made;

(4) a representation that they intend to appear in person or by proxy at the at the annual meeting to nominate the person named in the notice;

(5) a representation as to whether they are part of a group that intends to deliver a proxy statement or solicit proxies in support of the nomination; and

(6) any other information that would be required to be included in the proxy statement.

If a director nomination is made pursuant to the process set forth above, the Nominating and Corporate Governance Committee of the Board of Directors will apply the same criteria in evaluating the nominee as it would any other board nominee candidate and will recommend to the Board of Directors whether or not the stockholder nominee should be included as a candidate for election in our proxy statement. The nominee and nominating stockholder should be willing to provide any information reasonably requested by the Nominating and Corporate Governance Committee in connection with its evaluation. The Board of Directors shall make the final determination whether or not a nominee will be included in the proxy statement and card for election.

Directors’ Attendance at our Annual Meetings

Although we do not have a formal policy that mandates the attendance of our directors to our annual stockholder meetings, our directors are encouraged to attend.

Voting Results

We will announce preliminary voting results at the 2006 Annual Meeting and publish final results in SunPower’s quarterly report on Form 10-Q for the second quarter of fiscal year 2006.

A copy of our Annual Report on Form 10-K has been mailed with this proxy statement to each stockholder. A stockholder may also request a copy of our Annual Report on Form 10-K in a writing addressed to Emmanuel Hernandez at 3939 North First Street, San Jose, California 95134. Upon receipt of such request we will provide a copy of our Annual Report on Form 10-K without charge, including the financial statements required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 of the Securities Exchange Act of 1934 (“Exchange Act”) for our fiscal year 2005. Our Annual Report on Form 10-K is also available on our web site at http://investors. sunpowercorp.com/sec.cfm.

CORPORATE GOVERNANCE

GENERAL INFORMATION

We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. Our Board has established committees to ensure that our Company maintains strong corporate governance standards. The charters of our Board committees are available on our website at http://investors.sunpowercorp.com/ documents.cfm. You may also request copies of our committee charters by writing to SunPower Corporation, 3939 North First Street, San Jose, California 95134, Attn: Corporate Secretary.

We have adopted a Code of Business Conduct and Ethics that is applicable to our officers, directors, and employees and is designed to promote compliance with the laws applicable to our business, accounting standards, and proper and ethical business methods and practices. Our Code of Business Conduct and Ethics is available on our website at http://investors. sunpowercorp.com/ documentdisplay.cfm. You may also request a copy by writing to us at SunPower Corporation, 3939 North First Street, San Jose, California 95134, Attn: Corporate Secretary.

BOARD STRUCTURE

Determination of Independence

It is the policy of our Company that a majority of our directors be independent. Our Board has determined that three of our five directors, namely, Mr. W. Steve Albrecht, Ms. Betsy S. Atkins, and Mr. Pat Wood III, meet the standards for independence as defined by current listing standards of the National Association of Securities Dealers Automated Quotation System stock market (the “Nasdaq”) and rules of the Securities Exchange Commission (SEC). Our Board has also determined that Mr. Thomas H. Werner, our Chief Executive Officer, and Mr. T.J. Rodgers, the Chairman of our Board, and President and Chief Executive Officer of our majority stockholder, Cypress Semiconductor Corporation, are not “independent” as defined by current listing standards of the Nasdaq.

Board Meetings

Our Board held six (6) meetings during fiscal year 2005. During fiscal year 2005, each director attended at least 75% of the aggregate number of meetings of the Board held after the director’s appointment, and meetings held by all committees of the Board on which such director served. Since our Company became public in November 2005, our independent directors have held one (1) executive session without management present. We encourage each of our directors to attend the annual stockholders meeting every year.

Stockholder Communications with Board of Directors

If you would like to communicate with our non-management directors, you may direct such communication to the chairman of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, SunPower Corporation, 3939 North First Street, San Jose, California 95134.

Stockholders wishing to communicate with a particular Board member, or the Board as a whole, may send a written communication to our Corporate Secretary, SunPower Corporation, 3939 North First Street, San Jose, California 95134. The Corporate Secretary will forward such communication to the full board or to any individual director or directors to whom the communication is addressed, unless the communication is unduly hostile, threatening, illegal, or harassing, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

COMMITTEE MEMBERSHIP

Our Board has standing Audit, Compensation, and Nominating and Corporate Governance committees, each of which has a charter that is available on our website at http://investors.sunpowercorp.com.

Below is a summary of our committee structure and membership information:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
W. Steve Albrecht	Chair	Member	Member
Betsy S. Atkins	Member	Chair	Member
Pat Wood III	Member	Member	Chair
T.J. Rodgers	—	—	—
Thomas H. Werner	—	—	—

Audit Committee

The members of our Audit Committee are W. Steve Albrecht (Chair), Betsy S. Atkins, and Pat Wood III, each of whom is “independent” as that term is defined in Section 10A of the Exchange Act and as defined by current listing standards of the Nasdaq. Each member of the Audit Committee is financially literate and has the requisite financial sophistication as required by the listing standards of the Nasdaq. In addition, the Board has determined that Mr. Albrecht meets the criteria of an “audit committee financial expert” within the meaning of the Exchange Act. SunPower became a public company in November 2005, and by the end of fiscal year 2005, the Audit Committee had held one (1) meeting.

The purpose of the Audit Committee is to:

•	provide oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements and internal controls by the Company’s independent registered public accounting firm;

•	assist the Board in the oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent registered accounting firm’s performance, qualifications and independence; and (iv) the performance of the Company’s internal audit function;

•	prepare an audit committee report as required by the SEC to be included in the Company’s annual proxy statement; and

•	provide to the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board.

The Audit Committee also serves as the representative of the Board with respect to its oversight of the matters described in “Report of the Audit Committee of the Board of Directors.” The Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters. The charter of the Audit Committee is attached as Appendix A to this proxy statement.

Compensation Committee

The members of the Compensation Committee are Betsy S. Atkins (Chair), W. Steve Albrecht, and Pat Wood III, each of whom is “independent” as defined by current listing standards of the Nasdaq. The Compensation Committee held two (2) meetings during fiscal year 2005.

The Compensation Committee assists the Board in discharging its duties with respect to:

•	the formulation, implementation, review, and modification of the compensation of the Company’s directors and executive officers;

•	the preparation of an annual report on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with applicable rules of the SEC and listing standards of the Nasdaq; and

•	the administration of our stock plans, including the SunPower 2005 Stock Incentive Plan.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Pat Wood III (Chair), Betsy S. Atkins, and W. Steve Albrecht, each of whom is “independent” as defined by current listing standards of the Nasdaq. The Nominating and Corporate Governance Committee did not hold any formal meetings in fiscal 2005 after the Company’s initial public offering in November 2005.

The Nominating and Corporate Governance Committee assists the Board in discharging its responsibilities with respect to:

•	the identification of individuals qualified to become directors and the selection or recommendation of candidates for all directorships to be filled by the Board or by the stockholders; and

•	the development, maintenance and recommendation of a set of corporate governance principles applicable to the Company and for periodically reviewing such principles.

COMPENSATION OF DIRECTORS

We pay our non-employee directors an annual retainer of $25,000. We also pay $10,000 annually for each committee chairmanship, and a $5,000 annual fee for each committee membership. We reimburse non-employee directors for expenses incurred in attending board and committee meetings. Mr. Rodgers was not paid any fees for his service on our Board in 2005. Other than his remuneration as our Chief Executive Officer, Mr. Werner does not receive any additional cash or non-cash compensation for his services as a member of our Board.

Except for Mr. Rodgers, in fiscal year 2005, upon their appointment to our Board, each non-employee director was granted an initial option to purchase 30,000 shares of class A common stock, and subsequently was granted an option to purchase 6,000 shares of class A common stock. These grants were made under our 1996 Stock Plan. Mr. Rodgers owns no shares of capital stock in SunPower.

Going forward, we will grant our directors options under our 2005 Stock Incentive Plan (the “Plan”), which provides for the automatic grant of non-statutory options of our class A common stock to non-employee directors. Each new non-employee director will be granted an initial option to purchase 30,000 shares of common stock on the first date of his or her election or appointment as a director. 20% of said options will vest on the first anniversary of the date of grant. The remaining 80% will vest monthly thereafter over a four year period. On the first business day following our regular annual stockholder meeting, commencing with our 2006 Annual Meeting, each non-employee director will be granted additional options to purchase 6,000 shares of class A common stock, provided such director was not elected to the Board for the first time at such annual stockholders meeting, has served on the Board for at least 6 months, and will continue to serve on the Board after the meeting. Said additional stock options will vest monthly in equal parts over a five-year period. Each additional option granted to a director shall fully vest if a change in control occurs with respect to the Company during the director’s term of service.

The exercise price of options granted to our non-employee directors under the Plan is the fair market value of our common stock on the date of grant.

The following table shows all cash remuneration earned by our directors for Board-related services in 2005:

Director	Board Retainer	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Expenses	Total
W. Steve Albrecht	$6,250	$2,500	$1,250	$1,250	—	$11,250
Betsy S. Atkins	$6,250	$1,250	$2,500	$1,250	—	$11,250
T.J. Rodgers	—	—	—	—	—	—
Thomas H. Werner	—	—	—	—	—	—
Pat Wood III	$6,250	$1,250	$1,250	$2,500	$547	$11,797
Total	$18,750	$5,000	$5,000	$5,000	$547	$34,297

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Board is currently comprised of five members, all of whom are nominated for election at the 2006 Annual Meeting.

The Board has considered and approved for nomination the persons named below for election as directors at the Annual Meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the five nominees named below. If any of the five nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of stockholders and until their successors are elected.

The names of the nominees and certain information about them are set forth below:

Name of Nominee	Age	Position(s) with SunPower	Director Since
T.J. Rodgers	58	Chairman	2002
Thomas H. Werner	46	CEO and Director	2003
W. Steve Albrecht	59	Director	2005
Betsy S. Atkins	52	Director	2005
Pat Wood III	43	Director	2005

There are no family relationships among any of our directors or executive officers.

T.J. Rodgers is Chairman of SunPower’s Board of Directors. Mr. Rodgers is the founder and a director of Cypress Semiconductor Corporation, SunPower’s majority stockholder. He has been President and Chief Executive Officer of Cypress Semiconductor Corporation since 1982. Mr. Rodgers is also a member of the board of directors of SolarFlare Communications, Silicon Light Machines, ION America, and Infinera.

Thomas H. Werner has served as our Chief Executive Officer and a member of our Board of Directors since 2003. Prior to joining SunPower, from 2001 to 2003, Mr. Werner served as Chief Executive Officer of Silicon Light Machines, Inc., an optical solutions subsidiary of Cypress Semiconductor Corporation. From 1998 to 2001, Mr. Werner was Vice President and General Manager of the Business Connectivity Group of 3Com Corp., a network solutions company. Mr. Werner currently serves as a board member of Three-Five Systems, Inc., Silicon Light Machines, and CREE, Inc.

W. Steve Albrecht is the Associate Dean and Andersen Alumni Professor of Accounting at the Marriott School of Management at Brigham Young University (“BYU”). Mr. Albrecht, a certified public accountant, certified internal auditor, and certified fraud examiner, joined BYU in 1977 after teaching at Stanford University and the University of Illinois. Prior to BYU, he worked as an accountant for Deloitte & Touche. Mr. Albrecht is the past president of the American Accounting Association and the Association of Certified Fraud Examiners. He currently serves on the boards of Red Hat, SkyWest Airlines, Cypress Semiconductor Corporation, and ICON Health & Fitness. He is currently a trustee of the Financial Accounting Foundation.

Betsy S. Atkins has served as Chief Executive Officer of Baja Ventures since 1994. She previously served as Chairman and Chief Executive Officer of NCI, Inc. from 1991 through 1993. Ms. Atkins was a co-founder of Ascend Communications in 1989, where she was also a member of the board of directors until its acquisition by Lucent Technologies in 1999. Ms. Atkins currently serves on the board of directors of Polycom, Inc., Reynolds American, Inc., and Chico’s FAS, Inc. She served as a presidential appointee to the Pension Benefit Guaranty Corp. board from 2001 to 2003. She is a faculty member of the National Association of Corporation Directors and a member of the British Telecom Advisory Board, the Nasdaq Nominating Committee, and the Council on Foreign Relations.

Pat Wood, III is the immediate past chairman of the Federal Energy Regulatory Commission (FERC). From 1995 to 2001, Wood chaired the Public Utility Commission of Texas. Mr. Wood has also been an attorney with Baker & Botts, a Washington, D.C. law firm, and an associate project engineer with Arco Indonesia in Jakarta.

Required Vote. The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect under Delaware law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES PROPOSED ABOVE.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of SunPower’s Board of Directors serves as the representative of the Board of Directors with respect to its oversight of:

•	SunPower’s accounting and financial reporting processes and the audit of SunPower’s financial statements;

•	the integrity of SunPower’s financial statements;

•	SunPower’s internal controls;

•	SunPower’s compliance with legal and regulatory requirements;

•	the independent registered public accounting firm’s appointment, qualifications and independence; and

•	the performance of SunPower’s internal audit function.

The Audit Committee also reviews the performance of SunPower’s independent registered public accounting firm, PricewaterhouseCoopers LLP, in the annual audit of financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The Audit Committee provides the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board. The Audit Committee reviews the Company’s financial disclosures, and meets privately, outside the presence of our management, with our independent registered public accounting firm to discuss our internal accounting control policies and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K for our fiscal year ended January 1, 2006, with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection therewith, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to our Board of Directors.

The charter of the Audit Committee is available on our website at: http://investors.sunpowercorp.com/ documentdisplay.cfm?DocumentID=229, and is attached hereto as Appendix A.

SunPower’s management has primary responsibility for preparing SunPower’s financial statements and for its financial reporting process. In addition, SunPower management is responsible for establishing and maintaining adequate internal control over financial reporting. SunPower’s independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for expressing an opinion on the conformity of SunPower’s financial statements to generally accepted accounting principles.

The Audit Committee hereby reports as follows:

(1) The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2005 with SunPower’s management.

(2) The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent registered public accounting firm for SunPower, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU §380), as modified and supplemented.

(3) The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP for SunPower required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees,” and has discussed with PricewaterhouseCoopers LLP their independence, including whether PricewaterhouseCoopers LLP’s provision of non-audit services to SunPower is compatible with their independence.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee must approve the specific service before the independent registered public accounting firm is engaged to perform such services for SunPower.

Based on the review and discussion referred to in items (1) through (3) above, the Audit Committee recommended to SunPower’s Board of Directors, and the Board approved, the inclusion of the Company’s audited financial statements in SunPower’s Annual Report on Form 10-K for the fiscal year ended January 1, 2006, as filed with the SEC. The Audit Committee also recommended the reappointment of PricewaterhouseCoopers LLP as SunPower’s independent registered public accounting firm for fiscal year 2006.

Each member of the Audit Committee is independent as defined under the rules of the SEC and the listing standards of the Nasdaq.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

W. Steve Albrecht, Chair

Betsy S. Atkins

Pat Wood III

PROPOSAL TWO

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006, subject to ratification by our stockholders.

PricewaterhouseCoopers LLP has served as our auditor since 2003 and as our independent registered public accounting firm since our initial public offering in November 2005. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to questions.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate governance.

If the stockholders fail to ratify the selection of our independent registered accounting firm, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in SunPower’s and its stockholders’ best interests.

All fees billed to SunPower by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee. Fees billed to SunPower by PricewaterhouseCoopers LLP during fiscal years 2005 were as follows:

Services	2005
Audit Fees	$1,209,000
Tax Compliance	160,000
Tax Advice and Planning	59,000

Total	$1,428,000

•	Audit Fees: Audit fees for 2005 were for professional services rendered in connection with the following: audits of the consolidated financial statements of the Company for fiscal 2004 and 2005; statutory audits of our subsidiary companies; quarterly reviews for 2004 and 2005; assistance with documents filed with the SEC to include our Form S-1, S-8, Form 10-K and Form 8Ks; issuance of comfort letters in connection with our November 2005 IPO and issuance of the auditors consents.

•	Tax Compliance: Includes fees for tax compliance (tax return preparation assistance and expatriate tax services).

•	Tax Advice and Planning: Includes fees for general tax planning and international tax consulting.

•	All Other Fees: SunPower was not billed any other fees by PricewaterhouseCoopers LLP.

Required Vote

The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006.

PROPOSAL THREE

APPROVAL OF AN AMENDMENT TO OUR 2005 STOCK INCENTIVE PLAN

The Board approved on February 23, 2006, and is submitting for stockholder approval, an amendment to our 2005 Stock Incentive Plan (the “Plan”) that, if approved, would increase the number of shares of class A Common Stock (“Shares”) reserved for issuance under the Plan by 250,000 shares, for a total of 320,272 shares as of March 10, 2006. The actual number of shares reserved under the Plan at any given time is determined in accordance with the formula described under “Summary Description of the Plan as Currently in Effect-Plan Limits/Shares Available for Issuance.”

The Plan was originally adopted by our Board in August 2005, was amended by our Board on September 23, 2005, and was subsequently approved by our stockholders in October 2005. The Plan is administered by the Compensation Committee of our Board of Directors, and provides for several types of stock-based awards for employees, non-employee directors and consultants.

A summary of the proposed amendment is set forth below and is followed by a summary of the principal provisions of the Plan. The summary of the Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Plan. A complete copy of the Plan is attached to this proxy statement as Appendix B.

Summary of the Amendment

As of March 10, 2006, only 70,272 Shares remained available for issuance under the Plan. We believe that awards under the Plan promote our operating performance and growth potential by encouraging employees to acquire equity in us, thereby aligning their long-term interests with ours. We intend to continue our policy of making awards under the Plan for the foreseeable future and the Board believes that an increase in the number of Shares available under the Plan is necessary in order to provide us with a sufficient number of Shares to continue to attract and retain highly skilled employees. The approximately 70,272 Shares reserved for issuance under the Plan as of March 10, 2006, plus all of the shares reserved for issuance under the Company’s other equity incentive plans as of March 10, 2006, is equal to only 9.7% of the Company’s current fully diluted shares. This proposed increase, if approved, would only increase that percentage to approximately 10% of the Company’s current fully diluted shares.

Summary Description of Plan as Currently in Effect

Awards Available Under the Plan. The Plan provides for the discretionary award of: (i) incentive stock options (“ISOs”) as well as stock options that do not satisfy the requirements of Section 422 of the Code (“Nonstatutory Options,” together with ISOs, “Stock Options”); (ii) Shares subject to certain restrictions (“Restricted Shares”); (iii) stock appreciation rights (“SARs”); and (iv) bookkeeping entries equivalent to one or more Shares (“Stock Units”). The Plan also provides for nondiscretionary, automatic grants of Nonstatutory Options to certain non-employee directors. Each type of award is carried out by the execution of an award agreement between us and the recipient that is specific to the type of award. For example, the terms of an award of Stock Options are set out in a “Stock Option Agreement.”

Eligibility. Stock Options and other stock-based awards may be granted to employees, non-employee directors and consultants under the Plan. Stock options meeting the requirements of Section 422 of the Code (“ISOs”) may be granted only to employees. Currently, approximately 958 employees, non-employee directors and consultants with the Company are eligible to participate in the Plan.

Plan Limits/Shares Available for Issuance. The Plan currently provides that the aggregate number of Shares authorized for issuance as awards under the Plan will not exceed 396,735 Shares (i) minus the aggregate number of Shares subject to options granted under the Company’s 1998 Incentive Stock Plan and 1996 Stock Plan (the “Prior Plans”) between August 12, 2005, and the effective date of our initial offering of stock pursuant to a registration statement filed by us with the SEC (the “Effective Date”), (ii) plus any Shares subject to options granted under the Prior Plans which lapse or otherwise terminate prior to being exercised subsequent to August 12, 2005, (iii) plus any of the 105,000 shares subject to non-plan options granted during 2004 that lapse or otherwise terminate prior to being exercised subsequent to August 12, 2005. In addition, no participant in the Plan can receive awards for any calendar year that relate to more than 500,000 Shares. If Restricted Shares or shares issued upon the exercise of Options are forfeited, then such shares will again become available for awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding shares will become available for awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units will reduce the number available under the Plan and the balance will again become available for awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available under the Plan and the balance will again be available for awards under the Plan.

Administration. The Plan will be administered by our Compensation Committee. The Compensation Committee will consist of two or more directors appointed by the Board. In addition, the composition of the Compensation Committee shall satisfy (i) such requirements as the SEC may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

The Board may also appoint one or more separate committees of the Board, each composed of one or more directors who may administer the Plan with respect to employees who are not considered officers or directors under Section 16 of the Exchange Act, may grant awards under the Plan to such employees and may determine all terms of such grants. The Board may also authorize one or more officers to designate employees, other than officers under Section 16 of the Exchange Act, to receive awards and/or to determine the number of such awards to be received by such persons; provided, however, that the Board must specify the total number of awards that such officers may so award. The Compensation Committee may designate persons other than members of the Compensation Committee to carry out its responsibilities, except that the Compensation Committee may not delegate its authority with regard to the selection for participation of or the granting of Stock Options (defined below) or other rights under the Plan to persons subject to Section 16 of the Exchange Act.

Stock Options. Both ISOs and Nonstatutory Options are available for grant under the Plan. ISOs may be granted only to employees while Nonstatutory Options may be granted to employees, non-employee directors and consultants. The terms and conditions of an award of Stock Options are determined on a case by case basis and will be evidenced by a Stock Option Agreement between the optionee the Company. Each Stock Option Agreement will specify the number of Shares that are subject to the Option and will provide for the adjustment of the Option in accordance with the adjustment section in the Plan.

The exercise price of an Option will be determined by the Compensation Committee in its sole discretion. The exercise price of an ISO shall not be less than 100% of the fair market value of a Share on the date of grant, and the Exercise Price of a Nonstatutory Stock Option shall not be less 85% of the fair market value of a Share on the date of grant. The closing price per share of class A Common Stock on March 28, 2006, was $38.63.

Each Stock Option Agreement will specify a date when all or any installment of the Stock Option is to become exercisable and also specifies the term of the option; provided that the term of an option shall in no event exceed 10 years from the date of grant. The Stock Option Agreement may provide for accelerated exercisability in the event of the optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee’s service. The Compensation Committee may determine, at the time of granting an Option or thereafter, that such Option will become exercisable as to all or part of the Shares subject to the Option in the event that a Change in Control (as defined in the Plan) occurs with respect to the Company. The Board expects that options granted to optionees other than non-employee directors will generally vest as to 20% of the shares one year after the date of grant and as to 1/60th of the shares each month thereafter.

Stock Options may be awarded in combination with SARs, and such an award may provide that the Stock Options will not be exercisable unless the related SARs are forfeited. An optionee has none of the rights of a stockholder until shares of stock are issued. The Compensation Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted, or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Compensation Committee may establish.

A non-employee director who first joins the Board on or after the Effective Date, and was not previously an employee, will be granted automatically an initial option to purchase 30,000 shares on the date of his or her election or appointment to the Board. The initial option vests and becomes exercisable over five years, with the first 20% of the shares subject to the initial option vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter in equal portions over the next four years. Immediately after each of our regularly scheduled annual meetings of stockholders, beginning with the annual meeting occurring immediately after the Effective Date, each returning non-employee director will be automatically granted a Nonstatutory Option to purchase 6,000 shares, provided the director has served on the Board for at least six months. These options will vest and become exercisable monthly in equal portions over a five-year period. The options granted to non-employee directors will have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant.

Restricted Shares. The Compensation Committee may grant Restricted Shares to employees, non- employee directors and consultants. The terms of each award are determined on a case by case basis and will be evidenced by a restricted stock agreement between the recipient and the Company. Restricted Shares may be sold or awarded under the Plan for such consideration as the Compensation Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

Each award of Restricted Shares may or may not be subject to vesting. Vesting will occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. An award agreement may provide for accelerated vesting in the event of the grantee’s death, disability or retirement or other events. The Compensation Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of the Restricted Shares will become vested in the event that a Change in Control (as defined in the Plan) occurs with respect to the Company.

The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as our other stockholders. A restricted stock agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares.

Stock Appreciation Rights. The Compensation Committee may award SARs to employees, non-employee directors and consultants. The number of shares included, the terms of exercise, and the term of each SAR is determined on a case by case basis and will be evidenced by a SAR Agreement between the recipient and the Company. Each SAR agreement will specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement will also specify the term of the SAR. A SAR agreement may provide for accelerated exercisability in the event of the optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee’s service. The Compensation Committee may determine, at the time of granting a SAR or thereafter, that such SAR will become fully exercisable as to all Shares subject to such SAR in the event that a Change in Control (as defined in the Plan) occurs with respect to the Company. SARs may be awarded in combination with Stock Options, and such an award may provide that the SARs will not be exercisable unless the related Stock Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in a Nonstatutory Option at the time of grant or thereafter. Upon the exercise of a SAR, the Optionee will receive cash, Shares, or a combination of the two. The amount of cash and/or the fair market value of shares received upon exercise of SARs will, in the aggregate, be equal to the amount by which the fair market value (on the date of surrender) of the Shares subject to the SARs exceeds the exercise price.

Stock Units. The Compensation Committee may award Stock Units to employees, non-employee directors and consultants. The terms of each award are determined on a case by case basis and will be evidenced by a Stock Unit agreement between the recipient and the Company. No cash consideration is required of the award recipients. The holders of Stock Units have no voting rights. However, prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Compensation Committee’s discretion, carry with it a right to dividend equivalents. Settlement of vested Stock Units may be made in the form of cash, Shares, or any combination of the two. The number of Stock Units eligible for settlement may be larger or smaller than the number included in the original award, based on predetermined performance factors.

Each award of Stock Units may or may not be subject to vesting. Vesting will occur, in full or in installments, upon satisfaction of the conditions set out in the Stock Unit agreement. A Stock Unit agreement may provide for accelerated vesting in the event of the participant’s death, disability or retirement or other events. The Compensation Committee may determine, at the time of granting Stock or thereafter, that all or part of the Stock Units will become vested in the event that a Change in Control (as defined in the Plan) occurs with respect to the Company.

Adjustments. In the event of a recapitalization, stock split or similar capital transaction, we can make appropriate adjustments to: (i) the number of Shares reserved for issuance under the Plan; (ii) the limitation regarding the total number of Shares underlying awards given to an individual participant in any calendar year; (iii) the number of Nonstatutory Options automatically granted to non-employee directors; and (iv) other adjustments in order to preserve the benefits of outstanding awards under the Plan (including adjustments to the number of Shares covered by each outstanding Option and SAR and the exercise price thereof and in the number of any Stock Units that have not yet been settled).

Effect of Certain Transactions. A Change in Control (defined below) may impact rights to an award made under the Plan. Specifically, the Plan provides that the Compensation Committee may decide, either at the time of the award or after, that in the event of a Change in Control: (i) Restricted Shares and Stock Units vest, and (ii) Stock Options and SARs are exercisable. However, in the event of a merger or other reorganization, all outstanding awards are subject to the terms of the agreement effecting the particular transaction. Any automatic award of Nonstatutory Options to a non-employee director vests in the event of a Change in Control.

Subject to certain exceptions, a Change in Control generally means the occurrence of one of the following:

(a) the acquisition by any person of our securities representing 50% or more of the combined voting power of the then outstanding securities;

(b) a merger or consolidation with or into another entity as a result of which persons who were not our stockholders immediately prior to the merger or consolidation own immediately after the merger or consolidation 50% or more of the voting power of the outstanding securities of the continuing or surviving entity and any parent corporation of the continuing or surviving entity; or

(c) the sale, transfer or other disposition of all or substantially all of our assets.

To the extent not previously exercised or settled, Options, SARs and Stock Units will terminate immediately prior to our dissolution or liquidation.

Qualifying Performance Criteria. An award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares.

The Compensation Committee may appropriately adjust any evaluation of performance to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in our Annual Report to stockholders for the applicable year.

If applicable, the Compensation Committee will determine the qualifying performance criteria not later than the 90th day of the performance period, and shall determine and certify, for each participant, the extent to which the Qualifying performance criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a performance goal to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

Withholding of Taxes. Each recipient of an award must make arrangements with us to satisfy any tax withholding requirements in relation to any award under the Plan. The Compensation Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having us withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares will be valued at their fair market value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

Termination and Amendment. The Plan terminates automatically on August 12, 2015, unless terminated earlier by the Board. The Board may amend, modify or terminate the Plan at any time, subject to stockholder approval if required by applicable laws, regulations or rules. Rights and obligations under any ward granted before amendment of the Plan will not be materially impaired by such amendment, except with the consent of the Participant.

Benefits under the 2005 Stock Incentive Plan

Directors, consultants and employees, including executive officers and employees who are members of the Board, are eligible to participate in the Plan. Future awards under the Plan will be determined by the Board over time based on multiple factors such as competitive analysis, our results and discrete human resource issues. Consequently, it is impossible to determine the benefits or amounts that will be received in the future under the Plan by any of our executive officers, directors or employees. In fiscal 2005, no awards were made under the Plan to any of our executive officers or directors. The total number of shares underlying options granted to employees under the Plan in fiscal 2005 was 62,975.

Federal Income Tax Consequences

The following is a brief summary of some of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on January 1, 2006. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

Nonstatutory Options. In general, (1) no income will be recognized by an optionee at the time a Nonstatutory Option is granted; (2) at the time of exercise of a Nonstatutory Option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the Shares and the fair market value of the Shares, if unrestricted, on the date of exercise; and (3) at the time of sale of Shares acquired pursuant to the exercise of a Nonstatutory Option, appreciation (or depreciation) in value of the Shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the Shares have been held.

ISOs. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If Shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such Shares is made by such optionee within two years after the date of grant or within one year after the transfer of such Shares to the optionee, then upon sale of such Shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If Shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such Shares at the time of exercise (or, if less, the amount realized on the disposition of such Shares if a sale or exchange) over the option price paid for such Shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

SARs. No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Shares received on the exercise.

Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the Shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the Restricted Shares will have taxable ordinary income on the date of transfer of the Restricted Shares equal to the excess of the fair market value of such Restricted Shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Stock Units. No income generally will be recognized upon the award of Stock Units. The recipient of a Stock Unit award generally will be subject to tax at ordinary income rates on the fair market value of Shares on the date of settlement (reduced by any amount paid by the participant for such Stock Units), and, if settled with Shares in whole or in part, the capital gains/loss holding period for such Shares will also commence on such date.

Tax Consequences to Us

To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” under Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Required Vote

The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to approve the amendment to our 2005 Stock Incentive Plan described above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO INCREASE BY 250,000 THE NUMBER OF SHARES OF CLASS A COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 2005 STOCK INCENTIVE PLAN (AS AMENDED AND RESTATED).

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2005, with respect to the Company’s equity compensation plans under which equity securities of the Company are authorized for issuance (in thousands, except dollar figures):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column) (c)
Equity compensation plans approved by security holders	6,458		$3.44	62
Equity compensation shares not approved by security holders	114	(1)	$1.62	—
Total	6,572		$3.41	62

(1)	Represents stock options issued to three consultants and one employee on June 17, 2004 for their service in marketing and business development projects. Such options have exercise prices ranging from $0.66 to $2.50 and they vest over periods ranging from immediate vesting to five-year vesting.

MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our class A and class B common stock as of the Record Date (except as described below) by:

•	each of our directors;

•	our chief executive officer and each of the four other most highly compensated individuals who served as our executive officers at fiscal year-end (the “Named Executive Officers”);

•	all individuals who served as directors or Named Executive Officers at fiscal year-end as a group; and

•	each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act of 1934, as amended) who is known by us to own beneficially more than 5% of our common stock.

Applicable beneficial ownership is based on 9,134,107 shares of class A common stock and 52,033,287 shares of class B common stock outstanding as of March 10, 2006.

	Shares Beneficially Owned (1)
	Class A Common Stock		Class B Common Stock		% Total Voting Power (2)
Name of Beneficial Owner	Shares	%	Shares	%
Directors (3)
W. Steve Albrecht	0	*	0	*	*
Betsy S. Atkins	0	*	0	*	*
T.J. Rodgers	0	*	0	*	*
Thomas H. Werner (4)	563,945	6.2	0	*	*
Pat Wood III	0	*	0	*	*

Named Executive Officers
Peter Aschenbrenner (5)	148,683	1.6	0	*	*
Emmanuel T. Hernandez (6)	374,246	4.1	0	*	*
PM Pai (7)	158,667	1.7	0	*	*
Richard Swanson (8)	176,260	1.9	0	*	*

All Directors and Named Executive Officers as a group (9 persons) (9)	1,394,799	15.2	0	*	*

5% Common Stockholders

Cypress Semiconductor Corp.	0	*	52,033,287	100%	97.9%

Merrill Lynch & Co (10)	1,233,800	13.5	0	*	*

BCG, Inc.; BAMCO; BSC; and Ronald Baron (11)	750,000	8.2	0	*	*

Driehaus Capital Management LLC; and Richard H. Driehaus (12)	580,901	6.4	0	*	*

FMR Corp (13)	999,400	10.9	0	*	*

Citadel Limited Partnership, Citadel Investment Group LLC; Kenneth Griffin; Citadel Wellington LLC; Citadel Kensington Global Strategies Fund Ltd; Citadel Equity Fund Ltd; and Citadel Derivatives Group LLC (14)	570,019	6.2	0	*	*

Franklin Resources, Inc.; Charles B. Johnson; Rupert H. Johnson; Jr.; and Franklin Advisers, Inc. (15)	674,200	7.4	0	*	*

S.A.C. Capital Advisors, LLC; S.A.C Capital Management, LLC; CR Intrinsic Investors, LLC; CR Intrinsic Investments, LLC; Steven A. Cohen (16)	820,840	9.0	0	*	*

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares underlying options held by that person that will be exercisable within 60 days of March 10, 2006, are deemed to be outstanding. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Percentage total voting power represents voting power with respect to all shares of our class A common stock and class B common stock, voting as a single class. Each holder of class B common stock are entitled to eight votes per share of class B common stock and each holder of class A common stock are entitled to one vote per share of class A common stock on all matters to be submitted to stockholders for vote. The class A and class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as otherwise may be required by law. The class B common stock is convertible at any time by the holder into shares of class A common stock on a one for one basis.
(3)	All our non-management directors except T.J. Rodgers received option grants in 2005 under SunPower’s 1996 Stock Plan; however, such grants have yet to vest because of the one year vesting cliff component.
(4)	Includes 10,000 shares held directly by Mr. Werner and 553,943 options exercisable within 60 days of the Record Date.
(5)	Represents options held by Mr. Aschenbrenner to purchase 148,683 shares of our class A common stock exercisable within 60 days of the Record Date.
(6)	Represents options held by Mr. Hernandez to purchase 347,246 shares of our class A common stock exercisable within 60 days of the Record Date.
(7)	Represents options held by Mr. Pai to purchase 158,667 shares of our class A common stock exercisable within 60 days of the Record Date.
(8)	Includes 15,000 shares held directly by Mr. Swanson and options to purchase 161,260 shares of our class A common stock exercisable within 60 days of the Record Date.
(9)	Includes 25,000 shares held directly by our Named Executive Officers and directors. Also includes options to purchase an aggregate of 1,369,799 shares of our class A common stock exercisable within 60 days of the Record Date.
(10)	The ownership information set forth in the table is based on information contained in a statement on Schedule 13G, filed on February 26, 2006, with the SEC by Merrill Lynch & Co. with respect to ownership of shares of our class A common stock which indicated that Merrill Lynch has beneficial ownership of 1,233,800 shares, with sole dispositive and voting power with respect to 1,233,800 shares.
(11)	The ownership information set forth in the table is based on information contained in a statement on Schedule 13G, filed on or about February 14, 2006, with the SEC by Baron Capital Group Inc.(“BCG”), BAMCO, Inc. (“BAMCO”), Baron Small Cap Fund (“BSC”), and Ronald Baron with respect to ownership of shares of our class A common stock which indicated that all parties have beneficial ownership of 750,000 shares, with shared dispositive and shared voting power with respect to 750,000 shares.
(12)	The ownership information set forth in the table is based on information contained in a statement on Schedule 13G, filed on or about February 14, 2006, with the SEC by Driehaus Capital Management LLC, and Richard H. Driehaus with respect to aggregate beneficial ownership of shares of common stock which indicated that all parties have beneficial ownership of 580,901 shares of our class A common stock, with shared dispositive power with respect to 580,091 shares, and shared voting power with respect to 432,794 shares. Richard Driehaus has sole voting and dispositive power with respect to 28, 593 shares.
(13)	The ownership information set forth in the table is based on information contained in a statement on Schedule 13G, filed on or about February 14, 2006, with the SEC by FMR Corp. with respect to ownership of shares of our class A common stock which indicated that FMR Corp. has beneficial ownership of 999,400 shares, with dispositive power with respect to 999,400 shares, and sole voting power with respect to 1,600 shares.
(14)	The ownership information set forth in the table is based on information contained in a statement on Schedule 13G, filed on or about February 13, 2006, with the SEC by all parties with respect to ownership of shares of our class A common stock which indicated that all parties have beneficial ownership of 570,019 shares, with shared dispositive and voting powers with respect to said shares.

(15)	The ownership information set forth in the table is based on information contained in a statement on Schedule 13G, filed on or about February 2, 2006, with the SEC by the listed parties with respect to aggregate beneficial ownership of shares of our class A common stock which indicates that Franklin Resources, Charles B. Johnson and Rupert H. Johnson Jr. have shared voting and dispositive power with respect to 674,200. Franklin Advisers, Inc. has beneficial ownership, and sole dispositive and voting power with respect to 671,200 shares.
(16)	The ownership information set forth in the table is based on information contained in a statement on Schedule 13G, filed on or about February 2, 2006, with the SEC by the listed parties and represents the aggregate amount of shares beneficially owned. S.A.C. Capital Advisors, LLC has beneficial ownership of 820,840 shares of our class A common stock, with shared voting and dispositive powers with respect to said shares. S.A.C Capital Management, LLC beneficially owns 820,840 shares of our class A common stock with shared voting and dispositive powers with respect to said shares. S.A.C. Capital Associates, LLC beneficially owns 715,000 shares of our class A common stock, with shared voting and dispositive powers to said shares. CR Intrinsic Investors, LLC has beneficial ownership of 595,000 of shares of our class A common stock and has shared voting and dispositive powers with respect to said shares. CR Intrinsic Investments, LLC beneficially owns 595,000 shares of our class A common stock, and has shared voting and dispositive powers with respect to said shares. Steven A. Cohen has beneficial ownership of 820,840 shares of our class A common stock. Steven A. Cohen has shared voting and shared dispositive powers with respect to said shares.

Executive Officers of the Registrant

Certain information as of January 1, 2006, regarding each of our executive officers is set forth below:

Name	Age	Position
Thomas H. Werner	46	Chief Executive Officer & Director
Peter Aschenbrenner	50	Vice President, Sales and Marketing
Emmanuel T. Hernandez	50	Chief Financial Officer
PM Pai	57	Chief Operating Officer
Richard Swanson	60	President and Chief Technical Officer

Thomas H. Werner has served as our Chief Executive Officer and as a member of our board of directors since June 2003. Prior to joining SunPower Corporation, Mr. Werner served as Chief Executive Officer of Silicon Light Machines, Inc., an optical solutions subsidiary of Cypress Semiconductor Corporation. From 1998 to 2001, Mr. Werner was Vice President and General Manager of the Business Connectivity Group of 3Com Corp., a network solutions company. Mr. Werner currently serves as a board member of Three-Five Systems, Inc., Silicon Light Machines, and CREE, Inc.

Peter Aschenbrenner has served as our Vice President of Sales and Marketing since June 2003. Prior to joining SunPower, from 1994 to 2003, Mr. Aschenbrenner was Senior Vice President of Global Operations at AstroPower, Inc., a solar product manufacturing company. Mr. Aschenbrenner has 25 years of solar industry experience, including management positions at Siemens Solar, PV Electric GmbH, and ARCO Solar.

Emmanuel T. Hernandez joined SunPower Corporation as our Chief Financial Officer in April 2005. Prior to joining SunPower Corporation, Mr. Hernandez served more than eleven years as the Executive Vice President of Finance and Administration and Chief Financial Officer at our parent company, Cypress Semiconductor Corporation. Mr. Hernandez currently serves as a member of the board of directors of ON Semiconductor and Integration Associates.

PM Pai joined SunPower Corporation in March 2005 and serves as our Chief Operating Officer. Prior to joining SunPower, Mr. Pai served for four years as the President of Moser Baer India Ltd., a recordable optical media company, from 2001 to 2005. Mr. Pai served as an Executive Director of Xerox India from 1984 to 2001.

Dr. Richard Swanson co-founded SunPower Corporation in 1985. He has served President and Chief Technical Officer since 2003. Prior to his current position, Dr. Swanson served as our Chief Executive Officer and President from 1991 to 2003 and our Vice President and Director of Technology from 1990 to 1991. From 1976 to 1991, Dr. Swanson served as a professor of electrical engineering at Stanford University.

Executive Compensation

Summary of Officer Compensation

The following table summarizes the total compensation earned by our Chief Executive Officer and our four other most highly compensated executive officers in fiscal year 2005 (“Named Executive Officers”).

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)	KEPB Earned ($)(2)	Securities Underlying Options (#)(3)
Thomas H. Werner Chief Executive Officer and Director	2005	$288,750	$52,568	250,000

Peter Aschenbrenner Vice President, Sales and Marketing	2005	$210,000	$24,084	—

Emmanuel T. Hernandez Chief Financial Officer	2005	$299,520	$28,455	1,041,739

PM Pai Chief Operating Officer	2005	$220,000	$17,828	425,000

Richard Swanson President and Chief Technical Officer	2005	$200,000	$13,362	—

(1)	Includes base salary earned in fiscal year 2005, paid time off (PTO), PTO cashout, holiday pay, and retroactive adjustments to base salary.
(2)	Represents awards under our Key Employee Bonus Plan earned in fiscal year 2005. Bonuses paid under the Key Employee Bonus Plan are based on the achievement of certain Company and individual goals.
(3)	Represents option grants for shares of our class A common stock to Messrs. Hernandez and Pai at the time of their hire in 2005. During fiscal year 2005, Mr. Werner was granted additional options to purchase a total of 250,000 shares of class A common stock.

The following table shows option grants under our option plans and the option plans of our subsidiaries as to each of the Named Executive Officers to whom grants were made during the last fiscal year, and the potential realizable value of those options, assuming 5% and 10% annual rate of appreciation, at the end of their term:

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date (2)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5% (3)	10% (3)
Thomas H. Werner	250,000	9.7%	$3.30	3/17/15	$13,016,532	$21,215,327
Emmanuel T. Hernandez	1,041,739	40.4%	$3.30	4/24/15	$54,239,316	$88,403,332
PM Pai	425,000	16.5%	$3.30	3/17/15	$22,128,105	$36,066,055
Richard Swanson	—	—	—	—	—	—
Peter Aschenbrenner	—	—	—	—	—	—

(1)	All of the options grants were made under the under our 1996 Stock Plan and have the terms listed in (a), (b) and (c) below, except that option grants made to Mr. Hernandez which vests monthly over a three-year period of employment, without a cliff vesting period. Options granted under our 1996 Stock Plan typically have (a) a ten-year term, (b) vest over a five-year period of employment, with a one-year initial cliff vesting period, and (c) have an exercise price equal to market value on the date of grant. During the 2005 fiscal year, options to purchase an aggregate of 2,581,397 shares of our class A common stock were granted to employees, to directors, and consultants.
(2)	Options may terminate before their expiration dates if the optionee’s status as an employee or consultant is terminated, upon the optionee’s death or if a third party acquires us.
(3)	Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten-year option term. These values are calculated based on requirements promulgated by the SEC and do not reflect our estimate of future stock price appreciation. Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). If the price of our common stock were to increase at such rates from the closing price at our 2005 fiscal year-end, which was $33.99 per share, over the next ten years, the resulting stock prices at 5% and 10% appreciation would be $55.37 and $88.16, respectively.

The following table provides information regarding the number of securities underlying unexercised options and the value of unexercised options held by each of our Named Executive Officer at the end of fiscal 2005.

Option Exercises and Fiscal 2005 Year-End Values

Name	Shares Acquired on Exercise	Value Realized ($)(2)	Number of Securities Underlying Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas H. Werner (3)	10,000	—	417,090	998,210	$13,430,492	$31,475,065
Peter Aschenbrenner	30,000	$525,000	119,150	293,850	$3,681,214	$9,119,757
Emmanuel T. Hernandez	—	—	231,497	810,242	$7,104,657	$24,866,298
PM Pai	—	—	50,000	375,000	$1,534,500	$11,508,750
Richard Swanson	—	—	146,940	307,360	$4,554,589	$9,448,23

(1)	Calculated by determining the difference between the fair market value of the securities underlying the options at December 30, 2005, and the exercise price of the options.

(2)	Calculated by determining the valuation of the purchased shares on the exercise date less the option exercise price paid for such shares.
(3)	Mr. Werner is still holding these shares.

Employment Contracts and Change of Control Arrangements

On May 22, 2003, Thomas H. Werner entered into an offer letter with us to serve as our Chief Executive Officer. Under the terms of the offer letter, Mr. Werner is entitled to receive an annual salary of $275,000 and bonus in an amount up to 80% of his base salary. Pursuant to the offer letter, we granted Mr. Werner an option to purchase 600,000 shares of our class A common stock at an exercise price of $0.50 per share and options to purchase 890,300 shares of our class A common stock at an exercise price of $3.30 per share, both grants were made under our 1996 Stock Plan. If Mr. Werner is terminated without cause, he will receive benefits for one year and an amount equal to one year of his base salary.

On April 1, 2005, Emmanuel T. Hernandez entered into an offer letter with us to serve as our Chief Financial Officer. Under the terms of the offer letter, Mr. Hernandez received an option to purchase 1,041,738 shares of our class A common stock pursuant to our 1996 Stock Plan at an exercise price of $3.30 per share. In the event Cypress buys back the minority interest in us, Mr. Hernandez’s options will fully vest.

On January 14, 2005, we entered into a standard offer letter with PM Pai. Under the terms of the offer letter, Mr. Pai received an option to purchase 425,000 shares of our class A common stock pursuant to our 1996 Stock Plan at an exercise price of $3.30 per share.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors played an integral role in establishing and reviewing our compensation programs for our executive officers and employees. The Compensation Committee has exclusive authority to grant stock options to SunPower’s executive officers. The Compensation Committee applies a consistent philosophy to compensation for all employees, including our executive officers, based on the premise that SunPower’s achievements result from the coordinated efforts of all individuals working toward common objectives. SunPower strives to achieve those objectives through teamwork that is focused on meeting the defined expectations of customers and stockholders.

Goals of the Compensation Program

The goals of the compensation program are to align executive compensation with business objectives and performance, and to enable SunPower to attract, retain and reward executive officers who contribute to SunPower’s long-term success. The compensation program for executive officers is based on the same principles applicable to compensation decisions for all of our employees:

•	Competitive Levels of Compensation. SunPower is committed to providing a compensation program that helps SunPower attract and retain the best people in the industry. To ensure that pay is competitive, we review the compensation practices of other leading companies in the semiconductor and solar industries. We believe that SunPower’s compensation levels fall within the median of industry compensation levels.

•	Performance-Driven Rewards. All employees, including executive officers, are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business goals are met, including such factors as achieving annual operating plan revenue, profits and corporate Key Initiatives (KIs). Individual performance is evaluated by measuring that individual’s attainment of organizational and individual KIs. Annual corporate milestones are set and approved by the Compensation Committee at the first Board meeting of the fiscal year. The annual corporate goals drive the corporate quarterly goals and milestones. Employees tailor their individual quarterly initiatives to achieve the corporate quarterly goals and milestone. Achievement of the KI milestones is one of the factors that determine the magnitude of an employee’s bonus payment under our Key Employee Bonus Plan, as described below.

•	Performance and Compensation Feedback. At the beginning of each quarterly performance cycle, critical quarterly KIs are set for each executive officer. The Chief Executive Officer gives ongoing feedback on performance to each executive officer. At the end of the performance cycle, we evaluate the extent to which the KIs have been accomplished. These evaluations are subsequently used to determine merit increases and stock option grants to employees. The evaluations are also used to determine bonus payments under our Key Employee Bonus Plan, executive compensation through stock ownership and option grants to our Chief Executive Officer and other executive officers.

Components of the Compensation Program

SunPower’s compensation program, which consists of cash-based and equity-based compensation, allows SunPower to attract and retain highly skilled officers, provide useful products and services to customers, enhance stockholder value, motivate technological innovation and adequately reward its executive officers and other employees.

Cash-Based Compensation. The Compensation Committee sets base salary for executive officers on the basis of level of responsibility, prior performance and other factors after reviewing the compensation levels for competitive positions in the market.

SunPower has a Key Employee Bonus Plan (KEBP) in which our Chief Executive Officer and other executive officers and key employees participate. Plan participants are eligible to receive bonuses as a percentage of their base salary. These percentages range from 20% to 80%, with a majority of entrants into the plan beginning at the 20% level. The percentages for our executive officers who participate in the KEBP are either 50% or 80%. The bonuses are based on SunPower’s attainment of plan revenue and profitability and individual specific accomplishments of KIs. The KEBP program enhances the alignment of goals throughout the Company. Management is confident this program incentivizes performance of executive offices and key employees to achieve both corporate initiatives and increase stockholder value.

Equity-Based Compensation. Stock options provide additional long-term incentives to officers and employees to work to maximize stockholder value. The options become exercisable over a defined period of employment with SunPower to encourage employees to remain with SunPower. In line with SunPower’s compensation philosophy, we periodically grant stock options to all employees, commensurate with their potential contributions to SunPower. Stock options are included as part of the initial employment compensation package, and are also awarded for promotions. In our Philippines Facility, SunPower grants options to exempt level employees, and stock appreciation rights (SARs) to non-exempt and direct labor employees.

Compensation of the Chief Executive Officer

In determining Mr. Werner’s compensation, the Compensation Committee evaluates corporate performance, individual performance, compensation paid to SunPower’s other executive officers and total compensation (including salary, bonus and equity compensation) paid to chief executive officers of comparable companies. In 2005, Mr. Werner’s salary was $259,875. Mr. Werner earned $52,000 under the KEBP.

A fundamental tenet of SunPower’s compensation policy, particularly with respect to compensation of the chief executive officer, is to link the level of compensation obtained to SunPower’s performance as measured by profitability and growth. One way that we establish this link is to award Mr. Werner with compensation in the form of options to purchase stock, for the reason that the market will reward superior performance by SunPower by increasing the value of his equity and penalize unsatisfactory performance by diminishing or eliminating such value. Through his equity ownership in SunPower, which consisted of options to purchase 563,943 shares of common stock as of the Record Date, Mr. Werner shares with our other stockholders a significant stake in the success of SunPower’s business.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Betsy S. Atkins, Chair

W. Steve Albrecht

Pat Wood III

OTHER DISCLOSURES

Certain Relationships and Related Transactions

Other than the compensation agreements and other arrangements described above, and the transactions described below, since January 2005, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeded or will exceed $60,000; and

•	in which any current director, executive officer, holder of 5% or more of our common stock on an as-converted basis or any member of their immediate family had or will have a direct or indirect material interest.

As of the Record Date, Cypress had beneficial ownership of 52,033,287 shares of our class B common stock. The amount of shares owned by Cypress represents 85.1% beneficial ownership and 97.9% voting rights because our class B common stock is entitled to eight votes per share while our class A common stock, which is held by all stockholders other than Cypress, is entitled to one vote per share.

Arrangements between SunPower Corporation and Cypress Semiconductor Corporation

Master Separation Agreement

In 2005 we entered into a master separation agreement containing the framework with respect to our separation from Cypress. Various ancillary agreements are exhibits to the master separation agreement and detail the separation of and the various interim and ongoing relationships between Cypress and SunPower, including an employee matters agreement, a tax sharing agreement, a master transitions service agreement, a lease agreement, a wafer supply agreement, an indemnification and insurance matters agreement, and an investor rights agreement. These agreements are described more fully below.

Expenses. We and Cypress each bear our own internal costs incurred in consummating the separation.

Dispute Resolution. If problems arise between us and Cypress, we would follow these procedures:

•	The parties first make a good faith effort to first resolve the dispute through negotiation.

•	If negotiations fail, the parties attempt to resolve the dispute through non-binding mediation.

•	If mediation fails, the parties may seek relief in any court of competent jurisdiction.

Representations and Warranties. The parties makes representations to each other in the master separation agreement regarding their respective power and authority to enter into the master separation agreement and the ancillary agreements.

Confidentiality. Each party would treat as confidential and not disclose confidential information of the other party except in specific circumstances.

Employee Matters Agreement

All of our eligible employees will be able to continue to participate in Cypress’ health plans, life insurance and 401(k) plan, as they may change from time to time, until the earliest of, (1) the date on which we cease to be controlled by Cypress for purposes of the applicable sections of the Internal Revenue Code or we otherwise cease to be eligible to participate in Cypress’ plans, (2) the date on which Cypress’ cost under its health plans or life insurance program increases as a result of claims that we make under such plans or program or (3) such earlier date as we and Cypress mutually agree.

We intend to have our own benefit plans established by the time our employees no longer are eligible to participate in Cypress’ benefit plans. Once we have established our own benefit plans, we will have the ability to modify or terminate each plan in accordance with the terms of those plans and our policies. It is our intent that employees not receive duplicate benefits as a result of participation in our benefit plans and the corresponding Cypress benefit plans.

Indemnification and Insurance Matters Agreement

General Indemnification. We will indemnify Cypress and its affiliates, agents, successors and assigns from all liabilities that any third party seeks to impose on such entities arising from:

•	our business, any of our liabilities, any of our contracts or any action or inaction by us with respect to any shared contracts;

•	any breach by us of the master separation agreement or any ancillary agreement; and

•	any liability arising from any untrue statement of a material fact or any omission of a material fact in this prospectus.

Cypress will indemnify us and our affiliates, agents, successors and assigns from all liabilities arising from:

•	Cypress’ business, other than our business;

•	any breach by Cypress of the master separation agreement or any ancillary agreement.

The agreement will also contain provisions governing notice and indemnification procedures.

Indemnification for Environmental Matters. We will indemnify Cypress and its affiliates, agents, successors and assigns from all liabilities arising from environmental conditions:

•	existing on, under, about or in the vicinity of any of our facilities, or arising out of operations occurring at any of our facilities, including our Sunnyvale, California facilities, whether prior to or after the separation;

•	existing on, under, about or in the vicinity of the Philippines facility which we occupy, or arising out of operations occurring at such facility, whether prior to or after the separation, to the extent that those liabilities were caused by us; and

•	arising out of hazardous materials found on, under or about any landfill, waste, storage, transfer or recycling site and resulting from hazardous materials stored, treated, recycled, disposed or otherwise handled at such sites prior to the separation.

Insurance Matters. The agreement contains provisions governing our insurance coverage (other than our directors and officers insurance, for which we have our own separate policy) until the earliest of (1) the date on which Cypress ceases to own at least 50% of the total combined voting power of all classes of our capital stock or we otherwise cease to be eligible to be included in Cypress’ coverage, (2) the date on which we cease to qualify for coverage under the terms of a particular insurance policy, (3) the date on which Cypress’ cost of insurance under any particular insurance policy increases as a result of claims that we make under such insurance policy, or (4) the date on which Cypress and we mutually agree to terminate this arrangement. Prior to that time, Cypress will maintain insurance policies on our behalf, and we shall reimburse Cypress for expenses related to insurance coverage during this period. We will work with Cypress to secure additional insurance if desired and cost effective.

Tax Sharing Agreement

Cypress and SunPower have entered into a tax sharing agreement providing for each of the party’s obligations concerning various tax liabilities. The tax sharing agreement is structured such that Cypress will pay all federal, state, local and foreign taxes that are calculated on a consolidated or combined basis (while SunPower is a member of Cypress’s consolidated or combined group pursuant to federal, state, local and foreign tax law). In return, SunPower’s tax liability for such taxes will be determined based upon its separate return tax liability, as defined under the tax sharing agreement. It is anticipated that such liability will be largely based on a pro forma calculation as if SunPower were filing a separate income tax return in each jurisdiction, rather than on a combined or consolidated basis with Cypress.

SunPower will continue to be jointly and severally liable for tax liability as governed under federal, state and local law to the extent of its activities as a member of the Cypress consolidated or combined group. Accordingly, although the tax sharing agreement allocates tax liabilities between Cypress and all its consolidated subsidiaries, for any period in which SunPower is included in Cypress’ consolidated group, SunPower could be liable in the event that any federal tax liability was incurred, but not discharged, by any other member of the group.

If Cypress distributes our class B common stock to Cypress stockholders in a transaction intended to qualify as a tax-free distribution under Section 355 of the Internal Revenue Code of 1986, as amended (the “Code”), Cypress intends to obtain an opinion of counsel and/or a ruling from the Internal Revenue Service to the effect that such distribution qualifies under Section 355 of the Code. Despite such an opinion or ruling, however, the distribution may nonetheless be taxable to Cypress under Section 355(e) of the Code if 50% or more of our voting power or economic value is acquired as part of a plan or series of related transactions that includes the distribution of our stock. The tax sharing agreement includes our obligation to indemnify Cypress for any liability incurred as a result of issuances or dispositions of our stock after the distribution, other than liability attributable to certain dispositions of our stock by Cypress, that cause Cypress’ distribution of shares of our stock to its stockholders to be taxable to Cypress under Section 355(e) of the Code. Our ability to use our equity to obtain additional financing or to engage in acquisition transactions for a period of time after a distribution will be restricted if we can only sell or issue a limited amount of our stock before triggering our obligation to indemnify Cypress for taxes it incurs under Section 355(e) of the Code.

The tax sharing agreement further provides for cooperation with respect to tax matters, the exchange of information and the retention of records which may affect the income tax liability of either party. Disputes arising between Cypress and SunPower relating to matters covered by the tax sharing agreement are subject to resolution through specific dispute resolution provisions contained in the agreement.

Master Transition Services Agreement

We have also entered into a master transition services agreement which governs the provisions of services to us by Cypress, such as: corporate accounting, tax and treasury; human resources, legal matters, wafer services, training programs; and information technology.

For a period of three years following our initial public offering in November 2005, Cypress has agreed to provide these services and we have agreed to pay Cypress for services provided to us, either at cost (which, for purposes of the master transition services agreement, means an appropriate allocation of Cypress’s full salary and benefits costs associated with such individuals as well as any out-of-pocket expenses that Cypress incurs in connection with providing us with those services) or at the rate charged to other Cypress departments or subsidiaries using these services. Cypress will have the ability to terminate all or a portion of the master transition services agreement upon prior notice to us. In addition, Cypress will incur no liability in connection with the provision of these services.

Lease Agreement

We reached an agreement with Cypress that relates to our manufacturing facility in the Philippines. The Philippine lease is planned to have a term of 15 years. Under the lease, we would pay Cypress at a rate equal to the cost to Cypress for that facility until the earlier of 10 years or such time as Cypress ceases to own at least

50% of the total combined voting power of all classes of our capital stock. Thereafter, we will pay market rent for the facility. We will have the right to purchase the facility from Cypress at any time at Cypress’s original purchase price plus interest computed on a variable index starting on the date of purchase by Cypress until the sale to us.

Wafer Supply Agreement

We have entered into an agreement with Cypress to continue to make infrared and imaging detector products for us on the same terms and at the same prices at which Cypress fabricates wafers for other internal divisions or subsidiaries of Cypress for three years following our initial public offering in November 2005, or until such time as Cypress ceases to own at least 50% of the total combined voting power of all classes of our capital stock, after which a new supply agreement would be negotiated. In addition, we may use other Cypress fabrication facilities for development work on a cost per activity basis.

Indebtedness of Executive Officers

No members of our management have any outstanding indebtedness to us or to any of our subsidiaries.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee was at any time during fiscal 2005 one of our officers or employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the our Board or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and the National Association of Securities Dealers (NASD). Such officers, directors and 10% stockholders are also required by the SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by us, we believe that during the fiscal year ended January 1, 2006, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were satisfied.

Company Stock Price Performance

The following graph compares the performance of an investment in our class A common stock from the pricing of our initial public offering on November 17, 2005 through December 31, 2005, with the NASDAQ Market Index and with four comparable issuers: Evergreen Solar, Energy Conversion Devices, SolarWorld and Solon AG. The graph assumes $100 was invested on November 17, 2005 in our class A common Stock at the IPO price of $18.00 per share and at the closing prices for the NASDAQ Market Index and each of our peer issuers. It also assumes that any dividends were reinvested on the date of payment without payment of any commissions. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

DELIVERY OF VOTING MATERIALS

To reduce the expenses of delivering duplicate voting materials to our stockholders, we are taking advantage of householding rules that permit us to deliver only one set of proxy solicitation materials, meaning this Proxy Statement and our 2006 Annual Report, to stockholders who share the same address, unless otherwise requested. Each stockholder will receive a separate proxy card or voting instruction form and retains a separate right to vote on all matters presented at the meeting.

If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials or request that we only send one set of voting materials to you if you are receiving multiple copies by writing to us at SunPower Corporation, 3939 North First Street, San Jose, California 95134, Attn: Corporate Secretary

It is important that your proxy be returned promptly. Whether or not you expect to attend the Annual Meeting in person, you are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, or vote by telephone or via the Internet by following the directions on the proxy card. By returning your proxy card or voting by phone or Internet promptly, you can help us avoid the expense of follow-up mailings to ensure a quorum is present at the meeting. Stockholders who attend the meeting may revoke a prior proxy vote and vote their proxy in person as set forth in this proxy statement.

For the Board of Directors
SUNPOWER CORPORATION

/s/ Emmanuel T. Hernandez

Emmanuel T. Hernandez
Corporate Secretary

Dated: April 5, 2006

APPENDIX A TO THE 2006 PROXY STATEMENT

SUNPOWER CORPORATION CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

This Charter of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of SunPower Corporation, a California corporation (the “Company”), was adopted by the Board on October 26, 2005, to be effective upon the completion of the Company’s initial public offering after the Company’s re-incorporation in Delaware.

I. PURPOSE

The purpose of the Committee shall be to:

A. provide oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements and internal controls by the Company’s independent public registered accounting firm (“independent auditor”);

B. assist the Board in the oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s performance, qualifications and independence; and (iv) the performance of the Company’s internal audit function, if any;

C. prepare an audit committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement; and

D. provide to the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board.

In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

II. STRUCTURE AND OPERATIONS

A. Composition and Qualifications

The Committee will consist of at least three (3) members of the Board. Members of the Committee must meet the following criteria (as well as any criteria required by the SEC, The Nasdaq Stock Market, Inc. (“Nasdaq”), and rules adopted by the SEC (the “SEC Rules”) or by Nasdaq (“NASD Rules”)):

1. each member must be determined by the Board to satisfy the requirements for independence set out in: (i) Section 4200(a)(15) of the NASD Rules and (ii) the criteria provided in Rule 10A-3(b)(l) of the Securities and Exchange Act of 1934;

2. each member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years;

3. each member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement in accordance with the audit committee requirements of the NASD Rules;

4. at least one (1) member must committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities in accordance with the audit committee requirements of the NASD Rules; and

5. at least one (1) member determined by the Board to be a financial expert as defined in SEC Rules unless the Company discloses in its proxy statement that it does not have a financial expert serving on the Committee and explains why.

B. Appointment and Removal

The members of the Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee serve at the discretion of the Board and may be removed, with or without cause, by a majority vote of the Board.

C. Chairman

Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

D. Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee which may be comprised of one or more Committee members.

E. Use of Consultants

The Committee may, at the corporation’s expense, retain and terminate any independent counsel, experts, consultants and other advisors as the Committee may deem appropriate, and the Committee shall have the sole authority to approve any such advisor’s fees and other retention terms.

F. Compensation

Members and the Chairman of the Committee shall receive such fees, if any, for their service as Committee members and Chairman as may be determined by the Board. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

III. MEETINGS

The Committee shall meet at least four (4) times annually, or more frequently as circumstances require. The Committee may establish its own meeting schedule. The Chairman of the Board or any member of the Committee may call meetings of the Committee. Meetings of the Committee may be held telephonically.

The Committee will meet separately and periodically with the Chief Executive Officer and separately and periodically with the Chief Financial Officer of the Company, at such times as are appropriate to review the financial affairs of the Company. The Committee, without Company management present, will meet separately and periodically with the internal auditors, if any, and separately and periodically with the independent auditor of the Company, at such times as it deems appropriate, but not less than quarterly.

All directors that are not members of the Committee may attend meetings of the Committee but may not vote. The Committee may request any Board member, officer, or employee of or consultant to the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee, and shall have full access to all books, records, facilities and personnel of the Company in connection with the discharge of its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate to carry out its responsibilities.

The Committee will report its activities and actions to the Board on a regular basis and maintain minutes or other records of meetings and activity of the Committee, which minutes will be filed with the minutes of the meetings of the Board.

IV. RESPONSIBILITIES AND DUTIES

Outlined below are certain continuing responsibilities that the Committee is expected to fulfill in effecting its purpose as stated in Section I of this Charter. This list of responsibilities is presented for illustrative purposes and is not intended to be exhaustive. The Committee may conduct additional activities as appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also fulfill other responsibilities delegated to it from time to time by the Board.

A. Review and Reporting Procedures

1. review: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles or practices as suggested by management or the independent auditor; (ii) major issues as to the adequacy of the Company’s internal controls and any special compensating procedures or audit steps adopted in light of material control deficiencies, including significant deficiencies and material weaknesses in the Company’s internal control over financial reporting; (iii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (iv) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;

2. discuss with management and the independent auditor the Company’s annual audited financial statements and quarterly unaudited financial statements and review the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to filing the Company’s Annual Report on From 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC and, with respect to the annual financial statements, the appropriateness and quality of accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements;

3. discuss, generally, with management and the independent auditor, the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies, provided, however, that the Audit Committee need not discuss in advance each instance in which the Company may provide earnings guidance except that if an earnings guidance news release is issued, such release shall be discussed in advance with the Chairman of the Committee or in the event of his or her unavailability, another Committee member;

4. discuss policies with respect to risk assessment and risk management, including: (i) the guidelines and policies governing the process used by the Company’s CEO and senior management to access and manage the Company’s exposure to risk; and (ii) the major financial risk exposures and the steps management has taken to monitor and control such exposures;

5. report regularly to the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor and the performance of the Company’s internal audit function;

6. review the independent financial statement and internal control audit by: (i) reviewing the independent auditor’s proposed audit scope and approach; (ii) discussing with the Company’s independent auditor the financial statements, the Company’s internal control over financial reporting, and the audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management, any deficiencies, significant deficiencies, or material weaknesses, and any other matters described in SAS No. 61 and 90; and (iii) reviewing reports submitted to the Committee by the independent auditor in accordance with applicable SEC Rules;

7. conduct a post-audit review of the financial statements and audit findings, including any suggestions for improvements provided to management by the independent auditor, and management’s response to such suggestions;

8. direct the Company’s independent auditor to review before filing with the SEC the Company’s interim financial statements included in quarterly reports on Form 10 Q, using professional standards and procedures for conducting such reviews;

9. review before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

10. recommend to the Board whether to include the annual audited financial statements in the Company’s Annual Report on Form 10-K;

11. review and discuss with management and the independent auditor (a) the adequacy and effectiveness of the Company’s internal controls over financial reporting (including any significant deficiencies, material weaknesses and significant changes in internal controls reported to the Committee by management and any fraud involving management or other employees who have a significant role in the Company’s internal controls), (b) the results of the internal control audit by the independent auditor, and (c) the effectiveness of the Company’s disclosure controls and procedures; and

12. review and discuss with management and the independent auditor (i) any material financial or non-financial arrangements that do not appear on the Company’s financial statements, (ii) any transactions or courses of dealing with parties related to the Company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and that are relevant to an understanding of the Company’s financial statements, and (iii) material financial risks that are designated as such by management or the independent auditor.

B. Independent Auditor

1. appoint, remove, compensate, retain and oversee the work of the independent auditor (including resolving disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, with the independent auditor reporting directly to the Committee;

2. obtain and review, at least annually, a report by the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more independent audits by the independent auditor, and any steps taken to deal with such issues; and (iii) all relationships between the independent auditor and the Company;

3. review and evaluate the qualifications, performance and independence of the lead partner of the independent auditor, including taking into account the opinions of management and the Company’s internal auditors;

4. set clear hiring policies for employees or former employees of the independent auditor;

5. consider whether, in addition to assuring the regular rotation of the lead audit partner as required by law, there should be regular rotation of the audit firm itself and presenting its conclusions with respect to the independent auditor to the full Board;

6. review with the independent auditor any audit problems or difficulties and management’s response, including a regular review of any difficulties the independent auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management as well as the responsibilities, budget and staffing of the Company’s internal audit function;

7. review in advance and pre-approve, explicitly, audit and permissible non-audit services provided to the Company by the independent auditor, except where pre-approval of audit and permissible non-audit services is not required under applicable SEC Rules. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals only if such approvals are presented to the Committee at a subsequent meeting;

8. review the report by the independent auditor, which is required by Section 10A of the Securities Exchange Act of 1934, concerning: (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) any other material written communications between the independent auditor and the Company’s management; and

9. review the qualifications and independence of the independent auditor, including: (i) obtaining and discussing with the independent auditor on a periodic (no less than annual) basis a formal written statement from the independent auditor delineating all relationships between and all services with the Company that may impact independence, as defined by applicable standards and Nasdaq and SEC Rules, consistent with Independence Standards Board Standard 1; (ii) presenting this statement to the Board; and (iii) to the extent there are relationships or services, working with the Board to take any appropriate action to oversee the independence of the independent auditor.

C. Regulatory Compliance and Other Matters

1. provide an Audit Committee report for inclusion in the Company’s annual proxy statement in accordance with SEC Rules;

2. establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Audit Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters;

3. determine the appropriate funding for payment of: (i) compensation to the independent auditor engaged to prepare or issue an audit report or perform other audit, review or attest services for the Company; (ii) compensation to any independent legal, accounting or other advisors retained by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee necessary and appropriate for the performance of its duties; and

4. oversee compliance with SEC Rules for disclosure of the independent auditor’s services and Committee member’s identity, qualifications, and activities.

D. Clarification

While the Committee has the responsibilities and powers set forth in this Charter, the Committee’s role is one of oversight. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

V. ANNUAL PERFORMANCE EVALUATION

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner, as it deems appropriate and reviews in such manner, as it deems appropriate.

APPENDIX B TO THE 2006 PROXY STATEMENT

SUNPOWER CORPORATION

2005 STOCK INCENTIVE PLAN

(Adopted by the Board on August 12, 2005, and amended by the Board on September 23, 2005 and February 23, 2006. Reflects 2:1 Reverse Stock Split on November 10, 2005)

SUNPOWER CORPORATION

2005 STOCK INCENTIVE PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on August 12, 2005, and amended by the Board of Directors on September 23, 2005 and again on February 23, 2006, and the Plan as so amended was approved by the shareholders of the Company on October 10, 2005 and May 4, 2006, to be effective as of the date of the initial offering of Stock to the public pursuant to a registration statement filed by the Company with the Securities and Exchange Commission (the “Effective Date”), which was November 17, 2005. The Plan reflects the two for one reverse stock split effected on November 10, 2005. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. DEFINITIONS.

(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Change in Control” shall mean the occurrence of any of the following events:

(i) Any “person” (as defined below) other than Cypress Semiconductor Corporation who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(ii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iii) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(ii)) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the initial offering of Stock to the public or if there is a spin off of the Company by a Parent resulting in a dividend or distribution payable in Stock to the Parent’s stockholders.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g) “Company” shall mean SunPower Corporation, a California corporation, until it reincorporates in Delaware prior to Effective Date, by merging into SunPower Corporation, a Delaware corporation, and after such reincorporation and merger the “Company” shall mean SunPower Corporation, a Delaware corporation.

(h) “Consultant” shall mean (i) a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee, or (ii) a common-law employee of an Affiliate.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(l) “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Sheets LLC;

(ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q) “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r) “Outside Director” shall mean a member of the Board of Directors who is also an “independent director” as defined in (i) if the Stock is listed on The Nasdaq Stock Market, Rule 4200(a)(15) of the National Association of Securities Dealers, as such rule may be amended from time to time, which governs the independence determination with respect to directors serving on the board of directors for companies listed on The Nasdaq Stock Market or (ii) if the Stock is listed on the New York Stock Exchange, Section 303A.02 of the New York Stock Exchange Listed Company Manual, as such rule may be amended from time to time, which governs the independence determination with respect to directors serving on the board of directors for companies listed on the New York Stock Exchange.

(s) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t) “Participant” shall mean an individual or estate who holds an Award.

(u) “Plan” shall mean this 2005 Stock Incentive Plan of SunPower Corporation, as amended from time to time.

(v) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(w) “Restricted Share” shall mean a Share awarded under the Plan.

(x) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(y) “SAR” shall mean a stock appreciation right granted under the Plan.

(z) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(aa) “Service” shall mean service as an Employee, Consultant or Outside Director. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(cc) “Stock” shall mean the Class A Common Stock of the Company.

(dd) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

(ee) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(ff) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(gg) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(hh) “Total and Permanent Disability” shall mean permanent and total disability as defined by section 22(e)(3) of the Code.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b) Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. The Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

(c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i) To interpret the Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv) To determine when Awards are to be granted under the Plan;

(v) To select the Offerees and Optionees;

(vi) To determine the number of Shares to be made subject to each Award;

(vii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(viii) To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(ix) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(x) To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xi) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiii) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

(a) General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

(b) Automatic Grants to Outside Directors Each Outside Director who first joins the Board of Directors on or after the Effective Date, and who was not previously an Employee, shall receive a Nonstatutory Option, subject to approval of the Plan by the Company’s stockholders, to purchase thirty thousand (30,000) Shares (subject to adjustment under Section 11) on the date of his or her election to the Board of Directors. Twenty percent (20%) of the Shares subject to each Option granted under this Section 4(b)(i) shall vest and become exercisable on the first anniversary of the date of grant. The balance of the Shares subject to such Option (i.e. the remaining eighty percent (80%)) shall vest and become exercisable monthly over a four-year period beginning on the day which is one month after the first anniversary of the date of grant, at a monthly rate of 1 2/3% of the total number of Shares subject to such Options. Notwithstanding the foregoing, each such Option shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

(ii) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the Effective Date, each Outside Director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase six thousand (6,000) Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least six months. Each Option granted under this Section 4(b)(ii) shall vest and become exercisable monthly over a five-year period beginning on the day which is one month after the date of grant, at a monthly rate of 1 2/3% of the total number of Shares subject to such Options. Notwithstanding the foregoing, each Option granted under this Section 4(b)(ii) shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

(iii) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b) or (d).

(iv) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director’s Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s service as a member of the Board of Directors for any reason shall terminate immediately and may not be exercised.

(c) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(d) Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(e) Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 396,735 Shares (i) minus the aggregate number of Shares subject to options granted under the Company’s 1988 Incentive Stock Plan and 1996 Stock Plan (the “Prior Plans”) between August 12, 2005 and the Effective Date, (ii) plus any Shares subject to options granted under the Prior Plans which lapse or otherwise terminate prior to being exercised subsequent to August 12, 2005, (iii) plus any of the 105,000 Shares subject to non-plan options granted during 2004 that lapse or otherwise terminate prior to being exercised subsequent to August 12, 2005, and (iv) plus 250,000 shares. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Award Limitation. Subject to the provisions of Section 11, no Participant may receive Options, SARs, Restricted Shares or Stock Units under the Plan in any calendar year that relate to more than five hundred thousand (500,000) Shares.

(c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6. RESTRICTED SHARES.

(a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 85% of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f) Exercise of Options. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

(i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

(j) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8. PAYMENT FOR SHARES.

(a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(g) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

(h) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 10. STOCK UNITS.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENT OF SHARES.

(a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii) The limitations set forth in Sections 5(a) and (b);

(iii) The number of NSOs to be granted to Outside Directors under Section 4(b);

(iv) The number of Shares covered by each outstanding Option and SAR;

(v) The Exercise Price under each outstanding Option and SAR; or

(vi) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv) Acceleration of the expiration date of the outstanding unexercised Awards to a date not earlier than thirty (30) days after notice to the Participant; or

(v) Settlement of the value of the outstanding Awards which have vested as of the consummation of such merger or other reorganization in cash or cash equivalents; in the sole discretion of the Company, settlement of the value of some or all of the outstanding Awards which have not vested as of the consummation of such merger or other reorganization in cash or cash equivalents on a deferred basis pending vesting; and the cancellation of all vested and unvested Awards as of the consummation of such merger or other reorganization.

(d) Reservation of Rights. Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12. DEFERRAL OF AWARDS.

(a) Committee Powers. The Committee (in its sole discretion) may permit or require a Participant to:

(i) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(ii) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(iii) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b) General Rules. A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

(b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

(c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 16. WITHHOLDING TAXES.

(a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17. OTHER PROVISIONS APPLICABLE TO AWARDS.

(a) Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

(b) Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares (“Qualifying Performance Criteria”). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. If applicable, the Committee shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

SECTION 18. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically on August 12, 2015 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

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SECTION 20. EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

SUNPOWER CORPORATION

By

Name

Title

SUNPOWER CORPORATION

2005 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following Option to purchase Class A Common Stock of SUNPOWER CORPORATION (the “Company”) under the Company’s 2005 Stock Incentive Plan (the “Plan”):

Name of Optionee:	[Name of Optionee]

Total Number of Option Shares Granted:	[Total Number of Shares]

Type of Option:	☐ Incentive Stock Option

☐ Nonstatutory Stock Option

Exercise Price Per Share:	$

Grant Date:	[Date of Grant]

Vesting Commencement Date:	[Vesting Commencement Date]

Vesting Schedule:	This Option becomes exercisable with respect to the first 1/5th of the shares subject to this Option when you complete 12 months of continuous service as an Employee or a Consultant from the Vesting Commencement Date. Thereafter, this Option becomes exercisable with respect to an additional 1/60th of the shares subject to this Option when you complete each additional month of service.

Expiration Date:	[Expiration Date] This Option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

By signing this document you further agree that the Company may deliver by e-mail all documents relating to the Plan or this award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by e-mail.

OPTIONEE:		SUNPOWER CORPORATION

By:
Optionee’s Signature

Title:
Optionee’s Printed Name

SUNPOWER CORPORATION

2005 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Tax Treatment	This Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant. Even if this Option is designated as an incentive stock option, it shall be deemed to be a nonstatutory option to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.

Vesting	This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional shares after your service as an Employee or a Consultant has terminated for any reason.

Term	This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (fifth anniversary for a more than 10% stockholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

Regular Termination	If your Service terminates for any reason except death or “Total and Permanent Disability” (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company has discretion to determine when your Service terminates for all purposes of the Plan and its determinations are conclusive and binding on all persons.

Death	If your Service terminates because of death, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

Disability	If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

Leaves of Absence	For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Restrictions on Exercise	The Company will not permit you to exercise this Option if the issuance of shares at that time would violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained. However, the Company shall use its best efforts to obtain such approval.

Notice of Exercise	When you wish to exercise this Option you must notify the Company by completing the attached “Notice of Exercise of Stock Option” form and filing it with the Human Resources Department of the Company. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment	When you submit your notice of exercise, you must include payment of the Option exercise price for the shares you are purchasing. Payment may be made in the following form(s):

• Your personal check, a cashier’s check or a money order.

•      Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to you. However, you may not surrender, or attest to the ownership of shares of Company stock in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

•      By delivery on a form approved by the Committee of an irrevocable direction to a securities broker approved by the Company to sell all or part of your Option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

•      By delivery on a form approved by the Committee of an irrevocable direction to a securities broker or lender approved by the Company to pledge Option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

• Any other form permitted by the Committee in its sole discretion.

Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

Withholding Taxes and Stock Withholding

You will not be allowed to exercise this Option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the Option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this Option. The value of these shares, determined as of the effective date of the Option exercise, will be applied to the withholding taxes.

Restrictions on Resale	By signing this Agreement, you agree not to sell any Option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

Transfer of Option	In general, only you can exercise this Option prior to your death. You cannot transfer or assign this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

However, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

In addition, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

Retention Rights	Neither your Option nor this Agreement gives you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Stockholder Rights	You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in the Stock Option Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT,

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE AND IN THE PLAN.

SUNPOWER CORPORATION

2005 STOCK INCENTIVE PLAN

NOTICE OF EXERCISE OF STOCK OPTION

You must sign this Notice on the last page before submitting it to the Company

OPTIONEE INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: , 200	Type of Stock Option:
Exercise Price per Share: $	☐ Nonstatutory (NSO)
Total number of shares of Class A Common Stock of SUNPOWER CORPORATION (the “Company”) covered by option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Class A Common Stock of the Company for which option is being exercised now:                     . (These shares are referred to below as the “Purchased Shares.”)

Total exercise price for the Purchased Shares: $

Form of payment enclosed [check all that apply]:

☐	Check for $ , payable to “SUNPOWER CORPORATION”

☐	Certificate(s) for shares of Class A Common Stock of the Company that I have owned for at least six months or have purchased in the open market. (These shares will be valued as of the date when the Company receives this notice.)

☐	Attestation Form covering shares of Class A Common Stock of the Company. (These shares will be valued as of the date when the Company receives this notice.)

Name(s) in which the Purchased Shares should be registered

[please check one box]:

☐ In my name only

☐ In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐ In the names of my spouse and myself as joint tenants with the right of survivorship

☐ In the name of an eligible revocable trust	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

ACKNOWLEDGMENTS:

1.	I understand that all sales of Purchased Shares are subject to compliance with the Company’s policy on securities trades.

2.	I hereby acknowledge that I received and read a copy of the prospectus describing the Company’s 2005 Stock Incentive Plan and the tax consequences of an exercise.

3.	In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4.	In the case of an incentive stock option, I agree to notify the Company if I dispose of the Purchased Shares before I have met both of the tax holding periods applicable to incentive stock options (that is, if I make a disqualifying disposition).

5.	I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements of the Internal Revenue Service (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for incentive stock option tax purposes. As a result, the favorable incentive stock option tax treatment will be unavailable and other unfavorable tax consequences may occur.

SIGNATURE AND DATE:

, 200

P R O X Y

SUNPOWER CORPORATION

PROXY FOR 2006 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of SUNPOWER CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 5, 2006 and hereby appoints Thomas H. Werner and Emmanuel T. Hernandez, and each of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent, vote and act on behalf of the undersigned at the 2006 Annual Meeting of Stockholders of SUNPOWER CORPORATION to be held on May 4, 2006, at 10:00 a.m., local time, at 198 Champion Court, San Jose, California 95134 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on all matters coming before the meeting.

A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY, THE AMENDMENT TO INCREASE BY 250,000 THE NUMBER OF SHARES OF CLASS A COMMON STOCK RESERVED FOR ISSUANCE UNDER THE SUNPOWER 2005 STOCK INCENTIVE PLAN AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE

SIDE

SUNPOWER CORPORATION 3939 NORTH FIRST STREET SAN JOSÉ, CA 95134

If voting by proxy, you may vote by mail or by telephone or you may vote by using the Internet. Your Internet vote authorizes the named proxies to vote in the same manner as if you had marked, signed and returned your proxy card.

To vote by the Internet, read the 2006 proxy statement and follow these easy steps:

1.	Go to the following website: http://www.proxyvote.com
2.	Enter the information requested on your computer screen.
3.	Follow the simple instructions on your computer screen.

To vote by telephone, read the 2006 proxy statement and follow these easy steps:

1.	Call toll-free 1-800-690-6903 in the United States or Canada anytime on a touch-tone telephone. There is no charge to you for the call.
2.	Have your proxy card in hand when you call and then follow the instructions.

Option #1: To vote as the Board of Directors recommends on ALL proposals: Press 1. When asked, please confirm your vote by pressing 1.

Option #2: If you choose to vote on each proposal separately, press 0 and follow the simple recorded instructions.

To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to SunPower Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. If you vote by the Internet or by telephone, PLEASE DO NOT mail back the proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: SUNPW1 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS	PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SUNPOWER CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3 BELOW:

Vote on Directors

1.	ELECTION OF DIRECTORS:
Nominees:	01) W. STEVE ALBRECHT
02)	BETSY S. ATKINS
03)	T.J. RODGERS
04)	THOMAS H. WERNER
05)	PAT WOOD III
For	All Withhold All For All Except

To withhold authority to vote for any, mark “For All Except” and write the nominee’s number on the line below.

Vote on proposals

2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR 2006. For Against Abstain

3.	PROPOSAL TO APPROVE THE AMENDMENT TO INCREASE BY 250,000 THE NUMBER OF SHARES OF CLASS A COMMON STOCK RESERVED FOR ISSUANCE UNDER THE SUNPOWER 2005 STOCK INCENTIVE PLAN.

In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

(This Proxy should be marked, dated, signed by stockholder(s) exactly as his or her name(s) appear(s) hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign).

For	address changes and/or comments, please check this box and write them on the back where indicated.
Yes	No

HOUSEHOLDING ELECTION—Please indicate if you consent to receive certain future investor communications in a single package per household.

Signature	[PLEASE SIGN WITHIN BOX] Date
Signature	(Joint Owners) Date